SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2005

                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

        Massachusetts                    000-10761              04-2594045
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       (State or other           (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


      50 Rosemont Road, Westwood, Massachusetts                    02090
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      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

              (b)  Departure of Principal Officer

              On September 29, 2005 the Company announced that effective November 1, 2005, Roger W. Blethen will no longer serve as the Chief Executive Officer of the Company.

              (c)  Appointment of Principal Officer

              On September 29, 2005 the Company announced that effective November 1, 2005, David G. Tacelli will assume the position of Chief Executive Officer of the Company and will remain President of the Company. Mr. Tacelli, age 46, has been with LTX for 17 years and has been president and chief operating officer since 2002. Prior to his promotion to president and chief operating officer, Mr. Tacelli served as executive vice president since December 1999. He also was chief financial officer and treasurer from 1998 to 2000 and vice president of operations from 1996 to 1998. He has held other leadership positiions at LTX in sales management, manufacturing and customer service. Mr. Tacelli joined LTX in 1988 after seven years at Texas Instruments in various management positions.

              Mr. Tacelli's current compensation as President and COO is a base salary of $330,000 and he is eligible to receive bonus compensation under the Company's Executive Bonus Plan. The Company has not entered into an employment agreement with Mr. Tacelli. The Company has a change of control agreement with Mr. Tacelli which provides certain change of control severance benefits described in more detail in the Company's definitive proxy statement under "Compensation of Executive Officers".

              (c)  Election of Director

              On September 29, 2005, the Company announced that effective November 1, 2005 Mr. Tacelli will become a director of the Company for a term expiring at the 2007 annual meeting of stockholders. Mr. Tacelli will not be a member of any of the Board's standing committees.

              The press release issued on September 29, 2005, by the Company describing these changes is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01     Financial Statements and Exhibits.

              (d)  Exhibits

              The following is being filed with this current report on Form 8-K:

              99.1 Press Release entitled "LTX Appoints David G. Tacelli Chief Executive Officer" issued by the company on September 29, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 29, 2005          LTX Corporation
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                                   By:  /s/ Mark J. Gallenberger
                                        ----------------------------------------
                                        Mark J. Gallenberger
                                        Vice President & Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press release entitled "LTX Appoints David G. Tacelli Chief
                   Executive Officer" dated September 29, 2005